UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments® National Municipal
Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2014

Item 1. Reports to Stockholders

Delaware Investments® Closed-End Municipal

Bond Funds

Annual report

March 31, 2014

The figures in the annual report for Delaware Investments Closed-End Municipal Bond Funds represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end funds

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. For more information, including press releases, please visit delawareinvestments.com.

Unless otherwise noted, views expressed herein are current as of March 31, 2014, and subject to change. Information is as of the date indicated and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in Delaware Investments Closed-End Municipal Bond Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® Closed-End Municipal Bond Funds

April 8, 2014

Municipal bond market conditions

The Funds’ fiscal year ended March 31, 2014 saw the U.S. tax-exempt bond market return 0.39% as measured by the Barclays Municipal Bond Index. Several factors contributed to this less-than-stellar performance. To begin with, the market turned negative in May 2013 when the U.S. Federal Reserve announced its plan to taper its so-called quantitative easing program, which had injected record amounts of cash into the capital markets. Investors withdrew significant amounts from all major fixed income asset classes in June and July 2013 due to rising interest rate fears. In addition, the municipal bond market experienced heightened investor fears when the city of Detroit filed for bankruptcy in late July and Puerto Rico related securities came under credit related scrutiny. These combined investor fears resulted in $71 billion of redemptions out of municipal bond funds between late May 2013 and mid-January 2014. The extent of those outflows eroded the balance between supply and demand, pushing up yields for municipal bonds.

In addition to the credit fears in the municipal bond market, interest rate markets in general spent the remainder of 2013 waiting on a decision by the Federal Open Market Committee (FOMC) about the timing of tapering and to what extent rates would be tapered. After a surprise decision not to begin the taper at the September FOMC meeting, the Fed finally began its quantitative easing tapering program in December 2013. By that time, the 10-year U.S. Treasury settled into a trading range between 2.50% and 3.03% (source: Bloomberg).

As the calendar turned to 2014, the economy and international events took center stage. A slowing in the U.S. economy (gross domestic product in the first quarter of 2014 was reported as 0.1%) which may have been weather related, continued deflationary fears in Europe, economic weakness in China and Japan, along with Russia’s annexation of the Crimea region of Ukraine led to a flight-to-quality and a strong rally (yield decline) in U.S. Treasury bonds and related fixed income markets.

The municipal bond market followed this trend as the market segmented the Detroit and Puerto Rico concerns as unique to these issuers and not systemic to the municipal market. In the first quarter of 2014, open-end municipal bond funds experienced positive flows, which resulted in positive municipal bond returns; in turn this had a positive influence on municipal bond closed-end funds as well.

With these events as a backdrop, the top-performing bonds for the Funds’ fiscal year were generally at the short end of the maturity ranges within the Barclays Municipal Bond Index, notably the 3-year bond segment, which returned +1.09%, followed by the 5-year segment, which was up 0.97%. The two weakest-performing segments were at the longer end of the curve: The 20-year segment posted a total return of +0.14%, while the long-bond category (22 years and longer) declined by 0.82%. In terms of credit quality, higher-rated bonds tended to lead the way, with the AAA-rated bonds returning +0.55%, and AA-rated bonds returning +0.64%.

Fund positioning: commitment to a credit driven selection process

Within the context of alternating levels of demand, fluctuations in yields, and expectations for higher interest rates, we adhered to our credit-driven investment philosophy. Our strategy encompassed the belief that the most predictable component of total return is income, and that by concentrating on relatively lower-grade credits, the Funds would likely have the greatest opportunity to generate higher coupon income which could offset negative price action.

However, the confluence of events in 2013 and the Funds’ equal-to-overweight positions at the longer end of the curve detracted from performance versus the benchmark. In addition, the Funds were overweight both the A-rated bond segment, which returned 0.55%, and BBB-rated bond segment, which was down -3.06%. The Funds were underweight in both AA- and AAA-rated credits, where performance was nearly 300 basis points higher (one basis point equals 1/100 of one percentage point). At the same time, the Funds held positions in Puerto Rico bonds for most of the fiscal year, because these bonds offered both significant coupon income and triple tax-exemption attributes. The average Puerto Rico exposure during the fiscal year for each Fund as a percentage of net assets was as follows: Delaware Investments National Municipal Income Fund was 2.71%, Delaware Investments Minnesota Municipal Income Fund II, Inc. was 1.03%, and Delaware Investments Colorado Municipal Income Fund, Inc. was 4.70%. Although we had exited those positions completely by the end of the Funds’ fiscal year, their time in the Funds’ portfolios had a negative effect on performance.

Momentum seemed to take a better turn toward the end of the fiscal year, as the long end of the curve began to outperform, driven by a decrease in overall municipal supply. The Funds’ performance improved in kind.

Performance effects

Although all three Funds had negative returns for the fiscal year, we responded to the events detailed above in two ways. First, we marginally moved up in credit quality by selling lower-rated bonds and purchasing securities with higher ratings. Second, we sold a small percentage of longer-dated maturities in exchange for shorter-to intermediate-term debt. We continued to maintain our commitment to focus on our bottom-up (bond-by-bond), fundamental approach to security selection. This approach involved evaluating each investment opportunity and selecting those bonds that we believed offered a good balance between risk and potential reward.

(continues)	1

Portfolio management review

Delaware Investments® Closed-End Municipal Bond Funds

Notes about each Fund individually:

—    For Delaware Investments Colorado Municipal Income Fund, Inc., the strongest-performing bonds were within the healthcare sector. For example, the Colorado Health Facilities Authority issued a bond with a 5.6% coupon, maturing in 2043. This A-rated bond generated a total return of +11.25% for the Fund, supporting our credit-selection philosophy and investment selection at the longer end of the curve, where coupon income is higher. Conversely, the weaker performers were Puerto Rico issues. An example was a BBB+-rated bond issued by the Puerto Rico Electric Power Authority, which had a 5% coupon and a 2037 maturity date. The total return for the bond was -29.69% for the fiscal year.

—    For Delaware Investments Minnesota Municipal Income Fund II, Inc., the strongest performer was a healthcare bond issued by the Duluth Minnesota Economic Development Authority. This bond, with no credit rating, had a coupon of 5.75% and a maturity date of 2032. It generated a total return of +9.54% during the fiscal year, helping to offset the weaker performers which included a Puerto Rico sales tax bond, maturing in 2044, which fell by 25.71% during the fiscal year.

—    Across all three Funds, the strongest-performing bond was held by Delaware Investments National Municipal Income Fund. It was issued as a Texas Private Activity Revenue Bond, rated Baa3 by Moody’s, with a 6.75% coupon and a 2043 maturity date. It produced a 17.25% total return over the fiscal year. That strong performance was in stark contrast to the Fund’s weakest performer, a Puerto Rico sales tax zero coupon bond maturing in 2032, which declined by 35.04% for the fiscal period.

Fund basics

Delaware Investments®

Colorado Municipal Income Fund, Inc.

As of March 31, 2014

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$70 million

Number of holdings

73

Fund start date

July 29, 1993

CUSIP number

246101109

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

As of March 31, 2014

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$165 million

Number of holdings

142

Fund start date

Feb. 26, 1993

CUSIP number

24610V103

Delaware Investments

National Municipal Income Fund

As of March 31, 2014

Fund objective

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets

$63 million

Number of holdings

161

Fund start date

Feb. 26, 1993

CUSIP number

24610T108

Security type / Sector / State allocations

As of March 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments®

Colorado Municipal Income Fund, Inc.

Security type / Sector	Percentage of net assets
Municipal Bonds*	140.65%
Corporate-Backed Revenue Bonds	2.85%
Education Revenue Bonds	25.45%
Electric Revenue Bonds	3.65%
Healthcare Revenue Bonds	43.62%
Housing Revenue Bonds	0.48%
Lease Revenue Bonds	9.39%
Local General Obligation Bonds	13.82%
Pre-Refunded / Escrowed to Maturity Bonds	10.37%
Special Tax Revenue Bonds	18.53%
Transportation Revenue Bonds	9.43%
Water & Sewer Revenue Bonds	3.06%
Total Value of Securities	140.65%
Liquidation Value of Preferred Stock	(42.99)%
Receivables and Other Assets Net of Liabilities	2.34%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments Colorado Municipal Income Fund, Inc. held bonds issued by or on behalf of territories of the United States as follows:

Territory	Percentage of net assets
Guam	1.47%

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

Sector type / Sector	Percentage of net assets
Municipal Bonds*	143.85%
Corporate-Backed Revenue Bonds	6.74%
Education Revenue Bonds	17.26%
Electric Revenue Bonds	10.00%
Healthcare Revenue Bonds	38.61%
Housing Revenue Bonds	4.59%
Lease Revenue Bonds	15.38%
Local General Obligation Bonds	8.86%
Pre-Refunded/Escrowed to Maturity Bonds	18.01%
Special Tax Revenue Bonds	5.44%
State General Obligation Bonds	11.86%
Transportation Revenue Bonds	5.45%
Water & Sewer Revenue Bonds	1.65%
Total Value of Securities	143.85%
Liquidation Value of Preferred Stock	(45.57)%
Receivables and Other Assets Net of Liabilities	1.72%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments Minnesota Municipal Income Fund II, Inc. held bonds issued by or on behalf of territories of the United States as follows:

Territory	Percentage of net assets
Guam	0.10%

Delaware Investments®

National Municipal Income Fund

Security type / Sector	Percentage of net assets
Municipal Bonds	146.14%
Corporate-Backed Revenue Bonds	15.90%
Education Revenue Bonds	25.17%
Electric Revenue Bonds	1.74%
Healthcare Revenue Bonds	21.11%
Housing Revenue Bonds	2.62%
Lease Revenue Bonds	12.61%
Local General Obligation Bonds	1.79%
Special Tax Revenue Bonds	22.90%
State General Obligation Bonds	7.33%
Transportation Revenue Bonds	27.93%
Water & Sewer Revenue Bonds	7.04%
Short-Term Investment	0.80%
Total Value of Securities	146.94%
Liquidation Value of Preferred Stock	(47.98)%
Receivables and Other Assets Net of Liabilities	1.04%
Total Net Assets	100.00%

State / territory	Percentage of net assets
Alaska	0.51%
Arizona	14.89%
California	20.87%
Colorado	2.29%
District of Columbia	0.41%
Florida	6.54%
Georgia	4.46%
Guam	2.28%
Hawaii	0.51%
Idaho	1.66%
Illinois	4.26%
Indiana	0.92%
Kansas	0.18%
Louisiana	3.38%
Maine	0.52%
Maryland	3.49%
Massachusetts	1.47%
Minnesota	8.55%
Missouri	4.14%
New Hampshire	0.53%
New Jersey	9.27%
New Mexico	0.83%
New York	19.88%
North Carolina	0.43%
North Dakota	0.42%
Ohio	2.68%
Oregon	5.43%
Pennsylvania	11.96%
Texas	9.46%
Virginia	2.75%
West Virginia	0.79%
Wisconsin	0.76%
Wyoming	0.42%
Total	146.94%

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

March 31, 2014

	Principal Amount°	Value (U.S. $)
Municipal Bonds – 140.65%
Corporate-Backed Revenue Bonds – 2.85%
Public Authority for Colorado Energy Revenue
6.25% 11/15/28	865,000	$1,042,437
Public Authority of Colorado Energy Natural Gas Revenue Series 2008
6.50% 11/15/38	750,000	948,248

		1,990,685

Education Revenue Bonds – 25.45%
Colorado Educational & Cultural Facilities Authority Revenue (Academy Charter School Project)
5.50% 5/1/36 (SGI)	1,720,000	1,726,020
(Bromley Charter School Project)
5.25% 9/15/32 (SGI)	3,245,000	3,315,352
(Charter School - Community Leadership Academy) 7.45% 8/1/48	500,000	522,015
(Liberty Charter School) Series A 5.00% 1/15/44	1,000,000	976,460
(Littleton Charter School Project) 4.375% 1/15/36 (AGC)	1,200,000	1,143,948
(Student Housing - Campus Village Apartments) 5.00% 6/1/23	1,065,000	1,165,525
Colorado School of Mines Series B 5.00% 12/1/42	2,500,000	2,657,900
Colorado State Board of Governors (University Enterprise System) Series A 5.00% 3/1/39	10,000	10,669
University of Colorado
5.00% 6/1/31	3,185,000	3,499,137
Series A 5.00% 6/1/33	1,000,000	1,105,560
Series A 5.375% 6/1/38	750,000	844,935
Western State College
5.00% 5/15/34	750,000	789,180

		17,756,701

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Electric Revenue Bonds – 3.65%
Colorado Springs Utilities System Improvement Revenue Series C
5.50% 11/15/48	750,000	$837,803
Platte River Power Authority Series HH 5.00% 6/1/28	1,500,000	1,711,320

		2,549,123

Healthcare Revenue Bonds – 43.62%
Aurora Hospital Revenue (Children’s Hospital Association Project) Series A
5.00% 12/1/40	4,000,000	4,108,600
Colorado Health Facilities Authority Revenue (Boulder Community Hospital Project) 5.00% 10/1/32	500,000	528,345
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	750,000	768,367
Series A 5.00% 2/1/41	2,400,000	2,471,208
Series A 5.25% 2/1/33	1,625,000	1,702,724
Series A 5.25% 1/1/45	1,000,000	1,054,420
Series C-1
5.10% 10/1/41 (AGM)	1,000,000	1,025,080
Series D 6.125% 10/1/28	750,000	854,070
(Christian Living Community Project)
6.375% 1/1/41	615,000	646,340
Series A 5.75% 1/1/37	885,000	895,770
(Covenant Retirement Communities Inc.)
Series A 5.00% 12/1/33	1,000,000	987,600
Series A 5.75% 12/1/36	1,000,000	1,026,010
(Evangelical Lutheran Good Samaritan Society)
5.00% 6/1/28	1,250,000	1,305,037
5.50% 6/1/33	2,000,000	2,133,260
5.625% 6/1/43	1,000,000	1,055,970
(Healthcare Facilities - American Baptist)
8.00% 8/1/43	500,000	501,260
(Mental Health Center of Denver Project) Series A 5.75% 2/1/44	1,500,000	1,528,065
(National Jewish Health Project) 5.00% 1/1/27	500,000	515,180

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System) Series A
5.00% 1/1/40	4,750,000	$4,886,990
(Total Long-Term Care)
Series A 6.00% 11/15/30	400,000	428,100
Denver Health & Hospital Authority Health Care Revenue (Recovery Zone Facilities)
5.625% 12/1/40	750,000	779,685
University of Colorado Hospital Authority Revenue Series A 5.00% 11/15/37	500,000	505,990
Series A 6.00% 11/15/29	650,000	729,079

		30,437,150

Housing Revenue Bonds – 0.48%
Colorado Housing & Finance Authority
(Single Family Mortgage - Class 1) Series A
5.50% 11/1/29 (FHA) (VA) (HUD)	325,000	337,067

		337,067

Lease Revenue Bonds – 9.39%
Aurora Certificates of Participation Series A 5.00% 12/1/30	630,000	696,364
Colorado Building Excellent Schools Today Certificates of Participation Series G
5.00% 3/15/32	2,000,000	2,160,040
Glendale Certificates of Participation 5.00% 12/1/25 (SGI)	1,500,000	1,618,890
Pueblo County Certificates of Participation (County Judicial Complex Project)
5.00% 9/15/42 (AGM)	2,000,000	2,077,480

		6,552,774

Local General Obligation Bonds – 13.82%
Arapahoe County School District No. 1 Englewood 5.00% 12/1/31	2,935,000	3,248,399

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Boulder Larimer & Weld Counties St. Vrain Valley School District No. Re-1J 5.00% 12/15/33	750,000	$834,337
Central Colorado Water Conservancy District (Limited Tax)
5.00% 12/1/33	750,000	811,163
Denver City & County (Better Denver & Zoo) Series A 5.00% 8/1/25	650,000	741,182
(School District No. 1)
4.00% 12/1/28	975,000	1,022,599
Denver International Business Center Metropolitan District No. 1 Series REF 5.00% 12/1/30	650,000	675,136
Jefferson County School District No. R-1 5.25% 12/15/24	750,000	919,688
Pueblo County School District No. 70
5.00% 12/1/31	500,000	551,500
Rangely Hospital District
6.00% 11/1/26	750,000	839,708

		9,643,712

Pre-Refunded/Escrowed to Maturity Bonds – 10.37%§
Adams & Arapahoe Counties Joint School District No. 28J (Aurora)
6.00% 12/1/28-18	600,000	730,506
Colorado State Board of Governors Series A 5.00% 3/1/39-19	690,000	810,336
Colorado Water Resources & Power Development Authority Revenue (Parker Water & Sanitation District) Series D
5.25% 9/1/43-14 (NATL-RE)	1,500,000	1,531,770
Regional Transportation District Revenue (FasTracks Project) Series A
4.375% 11/1/31-16 (AMBAC)	1,250,000	1,373,250

(continues)	7

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds§ (continued)
Regional Transportation
District Revenue Series A
5.00% 11/1/28-16 (AMBAC)	2,500,000	$2,788,250

		7,234,112

Special Tax Revenue Bonds – 18.53%
Denver Convention Center
Hotel Authority Revenue
5.00% 12/1/35 (SGI)	2,875,000	2,895,297
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	435,000	443,322
Series A 5.25% 1/1/36	565,000	581,803
Regional Transportation District Revenue
Series A 5.375% 6/1/31	460,000	498,157
(Denver Transit Partners)
6.00% 1/15/41	2,175,000	2,300,541
(FasTracks Project) Series A
4.50% 11/1/36 (AGM)	1,500,000	1,528,530
Series A 5.00% 11/1/38	4,085,000	4,398,851
Tallyns Reach Metropolitan District No. 3 (Limited Tax Convertible)
5.125% 11/1/38	295,000	285,640

		12,932,141

Transportation Revenue Bonds – 9.43%
Colorado High Performance Transportation Enterprise Revenue (Senior U.S. 36 & I-25 Managed Lanes)
5.75% 1/1/44 (AMT)	1,110,000	1,118,991
Denver City & County Airport System Revenue
Series A 5.25% 11/15/36	750,000	811,297
Series B 5.00% 11/15/27	1,000,000	1,107,050
Series B 5.00% 11/15/28	1,000,000	1,100,220
Series B 5.00% 11/15/37	2,000,000	2,106,500

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
E-470 Public Highway Authority Series C 5.25% 9/1/25	310,000	$332,091

		6,576,149

Water & Sewer Revenue Bonds – 3.06%
City of Aurora Water Revenue First Lien Series A
5.00% 8/1/36 (AMBAC)	2,000,000	2,135,600

		2,135,600

Total Municipal Bonds (cost $94,352,538)		98,145,214

Total Value of Securities – 140.65%
(cost $94,352,538)		$98,145,214

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S.Treasury bonds. For pre-refunded bonds,the stated maturity is followed by the year in which the bond is pre-refunded.
See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

FHA – Federal Housing Administration

HUD – Housing and Urban Development Section 8

NATL-RE – Insured by National Public Finance Guarantee Corporation

SGI – Insured by Syncora Guarantee Inc.

VA – Veterans Administration Collateral

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

March 31, 2014

	Principal Amount°	Value (U.S. $)
Municipal Bonds – 143.85%
Corporate-Backed Revenue Bonds – 6.74%
Cloquet Pollution Control Revenue (Potlatch Project) 5.90% 10/1/26	5,500,000	$5,501,595
Laurentian Energy Authority I Cogeneration Revenue Series A 5.00% 12/1/21	3,325,000	3,139,365
St. Paul Port Authority Revenue (Gerdau St. Paul Steel Mill Project) Series 7 4.50% 10/1/37 (AMT)	3,005,000	2,447,512

		11,088,472

Education Revenue Bonds – 17.26%
Baytown Township Lease Revenue (St. Croix Preparatory Academy) 5.75% 8/1/42	300,000	287,451
Deephaven Charter School (Eagle Ridge Academy Project) Series A 5.50% 7/1/43	500,000	500,310
Forest Lake Minnesota Charter School Revenue (Lake International Language Academy) 5.75% 8/1/44	705,000	726,538
Minnesota Higher Education Facilities Authority Revenue (Augsburg College) Series 6-J1 5.00% 5/1/28	1,500,000	1,510,860
(Carleton College) Series 6-T 5.00% 1/1/28	1,000,000	1,097,010
Series D 5.00% 3/1/30	1,120,000	1,235,942
(College of St. Benedict) Series 7-M 5.00% 3/1/31	300,000	308,253
Series 7-M 5.125% 3/1/36	275,000	281,606
(St. Catherine University) Series 7-Q 5.00% 10/1/32	700,000	726,747
(St. Mary’s University) Series 5U 4.80% 10/1/23	1,400,000	1,401,470
(St. Scholastic College) Series H 5.25% 12/1/35	1,000,000	1,039,360
(University of St. Thomas) Series 6-X 5.00% 4/1/29	2,250,000	2,435,017
Series 7-A 5.00% 10/1/39	1,000,000	1,052,210

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Minnesota Higher Education Facilities Authority Revenue
Series 7-U 5.00% 4/1/20	495,000	$574,249
Series 7-U 5.00% 4/1/21	450,000	522,239
Series 7-U 5.00% 4/1/22	750,000	874,275
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Nova Classical Academy) Series A 6.375% 9/1/31	750,000	787,853
University of Minnesota
Series A 5.25% 4/1/29	1,000,000	1,141,520
Series C 5.00% 12/1/19	1,290,000	1,514,886
Series D 5.00% 12/1/27	1,110,000	1,270,661
Series D 5.00% 12/1/28	1,880,000	2,140,681
Series D 5.00% 12/1/29	2,265,000	2,564,003
Series D 5.00% 12/1/31	1,000,000	1,118,950
Series D 5.00% 12/1/36	3,000,000	3,299,100

		28,411,191

Electric Revenue Bonds – 10.00%
Central Minnesota Municipal Power Agency Revenue (Brookings Southeast Twin Cities Transportation) 5.00% 1/1/32	1,130,000	1,215,903
(Brookings Twin Cities Transmission Project) 5.00% 1/1/42	1,000,000	1,048,010
Chaska Electric Revenue (Generating Facilities) Series A 5.25% 10/1/25	250,000	266,593
Minnesota Municipal Power Agency Electric Revenue
Series A 5.00% 10/1/34	3,400,000	3,472,522
Series A 5.25% 10/1/19	1,610,000	1,648,286
Northern Municipal Power Agency
Series A 5.00% 1/1/26	100,000	113,842
Series A 5.00% 1/1/30	340,000	375,037
Rochester Electric Utility Revenue
Series B 5.00% 12/1/30	1,300,000	1,476,397
Series B 5.00% 12/1/43	1,000,000	1,093,310
Southern Minnesota Municipal Power Agency Supply Revenue Series A 5.25% 1/1/30	1,030,000	1,105,159

(continues)	9

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Western Minnesota Municipal Power Agency Supply Revenue
Series A 5.00% 1/1/25	3,000,000	$3,495,000
Series A 5.00% 1/1/26	1,000,000	1,158,290

		16,468,349

Healthcare Revenue Bonds – 38.61%
Anoka Health Care Facilities Revenue (Homestead Anoka Project) Series A 7.00% 11/1/46	1,200,000	1,198,368
Center City Health Care Facilities Revenue (Hazelden Foundation Project)
4.75% 11/1/31	850,000	869,627
5.00% 11/1/41	1,600,000	1,656,624
Cloquet Housing Facilities Revenue (HADC Cloquet Project) Refunding Series A 5.00% 8/1/48	500,000	463,675
Deephaven Housing & Healthcare Revenue (St. Therese Senior Living Project)
Series A 5.00% 4/1/38	280,000	257,970
Series A 5.00% 4/1/40	270,000	246,920
Duluth Economic Development Authority (St. Luke’s Hospital Authority Obligation Group) 5.75% 6/15/32	1,000,000	1,029,540
Duluth Economic Development Authority Revenue (St. Luke’s Hospital Authority Obligation Group) 6.00% 6/15/39	1,000,000	1,031,230
Fergus Falls Health Care Facilities Revenue (Lake Region Healthcare) 5.00% 8/1/30	1,000,000	1,014,790
Maple Grove Health Care System Revenue (Maple Grove Hospital) 5.25% 5/1/37	1,100,000	1,115,873

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Minneapolis Health Care System Revenue (Fairview Health Services) Series A 6.375% 11/15/23	1,105,000	$1,286,121
Series A 6.625% 11/15/28	1,150,000	1,352,929
Series B 6.50% 11/15/38 (ASSURED GTY)	2,295,000	2,669,062
Series D 5.00% 11/15/34 (AMBAC)	2,000,000	2,017,560
Minneapolis Revenue (National Marrow Donor Program Project) Series NMDP 4.875% 8/1/25	1,000,000	1,023,580
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue (Children’s Health Care Facilities) Series A1 5.00% 8/15/34 (AGM)	500,000	521,850
Minnesota Agricultural & Economic Development Board Revenue Un-Refunded Balance Series A 5.75% 11/15/26 (NATL-RE)	100,000	100,133
Series A 6.375% 11/15/29	195,000	195,868
Rochester Health Care & Housing Revenue (Samaritan Bethany) Series A 7.375% 12/1/41	1,220,000	1,337,864
(The Homestead) Series A 6.875% 12/1/48	1,220,000	1,282,037
Rochester Health Care Facilities Revenue (Mayo Clinic) 4.00% 11/15/41	5,105,000	5,058,405
Series C 4.50% 11/15/38 —	2,000,000	2,283,440
Sartell Health Care Facilities Revenue (Country Manor Campus Project) 5.25% 9/1/30	1,000,000	985,360
Series A 5.30% 9/1/37	600,000	576,492

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Shakopee Health Care Facilities Revenue (St. Francis Regional Medical Center) 5.25% 9/1/34	1,560,000	$1,564,602
St. Cloud Health Care Revenue (Centracare Health System Project) 5.50% 5/1/39 (ASSURED GTY)	1,500,000	1,606,440
Series A 5.125% 5/1/30	5,175,000	5,624,656
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services) 5.75% 7/1/39	3,315,000	3,532,099
Series C 5.50% 7/1/23	1,000,000	1,083,630
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue (Allina Health System) Series A 5.00% 11/15/18
(NATL-RE)	1,380,000	1,553,811
Series A-1 5.25% 11/15/29	1,395,000	1,516,560
(Health Partners Obligation Group Project) 5.25% 5/15/36	2,000,000	2,048,040
St. Paul Housing & Redevelopment Authority Hospital Revenue (Health East Project)
6.00% 11/15/30	2,775,000	2,841,434
6.00% 11/15/35	2,500,000	2,553,950
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue (Senior Carondelet Village Project) Series A 6.00% 8/1/42	770,000	787,741
(Senior Episcopal Homes Project) 5.125% 5/1/48	1,200,000	1,083,732
Series A 4.75% 11/1/31	740,000	676,367

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Washington County Housing & Redevelopment Authority Revenue (Birchwood & Woodbury Projects) Series A 5.625% 6/1/37	1,500,000	$1,450,875
Wayzata Senior Housing Revenue (Folkestone Senior Living Community)
Series A 5.50% 11/1/32	420,000	432,125
Series A 5.75% 11/1/39	945,000	976,554
Series A 6.00% 5/1/47	1,475,000	1,541,139
Winona Health Care Facilities Revenue (Winona Health Obligated Group)
4.75% 7/1/27	785,000	799,648
5.00% 7/1/23	1,010,000	1,060,227
5.00% 7/1/34	750,000	763,635
(Winona Health Obligation) 4.65% 7/1/26	465,000	473,421

		63,546,004

Housing Revenue Bonds – 4.59%
Minneapolis Multifamily Housing Revenue (Gaar Scott Loft Project) 5.95% 5/1/30 (AMT) (LOC-U.S. Bank N.A.) —	815,000	817,657
(Olson Townhomes Project) 6.00% 12/1/19 (AMT)	540,000	540,232
(Seward Towers Project) 5.00% 5/20/36 (GNMA)	1,980,000	2,026,134
Minnesota State Housing Finance Agency (Residential Housing)
Series D 4.75% 7/1/32 —	795,000	800,167
Series I 5.15% 7/1/38	585,000	589,528
Series L 5.10% 7/1/38	1,250,000	1,309,900
Minnesota State Housing Finance Agency Homeownership (Mortgage-Backed Securities Program) 4.40% 7/1/32 (GNMA) (FNMA) (FHLMC)	1,380,000	1,465,381

		7,548,999

(continues)	11

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Lease Revenue Bonds – 15.38%
Minnesota General Fund Revenue Appropriations
Series A 5.00% 6/1/38	5,500,000	$6,040,045
Series A 5.00% 6/1/43	1,750,000	1,896,370
Series B 4.00% 3/1/26	3,375,000	3,603,926
Series B 5.00% 3/1/29	3,525,000	3,974,755
Minnesota State General Fund Revenue Appropriations
Series A 5.00% 6/1/32	780,000	871,361
Series B 5.00% 3/1/21	1,500,000	1,773,465
University of Minnesota Special Purpose Revenue (State Supported Biomed Science Research)
5.00% 8/1/35	1,040,000	1,140,942
5.00% 8/1/36	4,000,000	4,348,520
Virginia Housing & Redevelopment Authority Health Care Facility Lease Revenue
5.25% 10/1/25	680,000	689,044
5.375% 10/1/30	965,000	980,758

		25,319,186

Local General Obligation Bonds – 8.86%
City of Willmar (Rice Memorial Hospital Project) Series A 4.00% 2/1/32	2,940,000	3,006,091
Dakota County Community Development Agency (Senior Housing Facilities) Series A 5.00% 1/1/23	1,100,000	1,138,401
Hopkins Independent School District No. 270 Series A 5.00% 2/1/28	1,000,000	1,123,630
Rocori Independent School District No. 750 (School Building)
Series B 5.00% 2/1/22	1,010,000	1,142,583
Series B 5.00% 2/1/24	1,075,000	1,211,084
Series B 5.00% 2/1/25	1,115,000	1,251,599
Series B 5.00% 2/1/26	1,155,000	1,296,499
St. Paul Independent School District No. 625 (School Building)
Series B 5.00% 2/1/22	1,300,000	1,547,221
Series B 5.00% 2/1/26	1,000,000	1,166,590

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Thief River Falls Independent School District No. 564 (School Building) Series A 4.00% 2/1/32	495,000	$511,436
Washington County Housing & Redevelopment Authority Series B 5.50% 2/1/22 (NATL-RE)	525,000	527,027
Series B 5.50% 2/1/32 (NATL-RE)	655,000	657,528

		14,579,689

Pre-Refunded/Escrowed to Maturity Bonds – 18.01%§
Dakota-Washington Counties Housing & Redevelopment Authority Revenue (Bloomington Single Family Residential Mortgage) Series B 8.375% 9/1/21 (GNMA) (FHA) (VA)	7,055,000	9,605,030
Southern Minnesota Municipal Power Agency Power Supply Revenue Series A 5.75% 1/1/18	2,750,000	2,907,328
St. Paul Housing & Redevelopment Authority Sales Tax (Civic Center Project)
5.55% 11/1/23	2,300,000	2,495,684
5.55% 11/1/23 (NATL-RE) (IBC)	4,200,000	4,557,336
University of Minnesota
Series A 5.50% 7/1/21	4,000,000	4,784,320
Series A 5.75% 7/1/18	2,000,000	2,381,860
University of Minnesota Hospital & Clinics 6.75% 12/1/16	2,580,000	2,907,944

		29,639,502

Special Tax Revenue Bonds – 5.44%
Guam Government Business Privilege Tax Revenue Series A 5.25% 1/1/36	150,000	154,461
Hennepin County Sales Tax Revenue (Second Lien-Ballpark Project) Series B 4.75% 12/15/27	1,905,000	2,068,887

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Minneapolis Community Planning & Economic Development Department (Limited Tax Supported Common Bond Fund)
6.25% 12/1/30	1,000,000	$1,156,090
Series 1 5.50% 12/1/24	1,000,000	1,027,740
Series 5 5.70% 12/1/27	375,000	376,785
Minnesota Public Safety Radio 5.00% 6/1/23	2,845,000	3,224,352
St. Paul Port Authority (Brownsfields Redevelopment Tax) Series 2 5.00% 3/1/37	895,000	942,077

		8,950,392

State General Obligation Bonds – 11.86%
Minnesota State (State Trunk Highway)
Series B 5.00% 10/1/22	5,500,000	6,544,725
Series B 5.00% 10/1/29	3,315,000	3,780,028
(Various Purposes) Series F 5.00% 10/1/22	5,000,000	6,034,750
Minnesota State Refunding (State Various Purpose) Series D 5.00% 8/1/24	2,700,000	3,162,996

		19,522,499

Transportation Revenue Bonds – 5.45%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue
5.00% 1/1/21	2,600,000	3,012,698
5.00% 1/1/22	670,000	767,371
Series A 5.00% 1/1/35 (AMBAC)	2,000,000	2,049,760
Subordinate
Series B 5.00% 1/1/26	540,000	606,026
Series B 5.00% 1/1/27	1,190,000	1,325,136
Series B 5.00% 1/1/30	500,000	546,060
Series B 5.00% 1/1/31	250,000	271,447
St. Paul Port Authority Revenue (Amherst H Wilder Foundation) Series 3 5.00% 12/1/36	380,000	395,812

		8,974,310

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds – 1.65%
Metropolitan Council Waste Water Revenue Series B 4.00% 9/1/27	1,145,000	$1,216,288
St. Paul Sewer Revenue Series D 5.00% 12/1/21	1,325,000	1,501,636

		2,717,924

Total Municipal Bonds (cost $229,800,912)		236,766,517

Total Value of Securities – 143.85%
(cost $229,800,912)		$236,766,517

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
—	Variable rate security.The rate shown is the rate as of March 31, 2014. Interest rates reset periodically.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

FHA – Federal Housing Administration

FHLMC – Federal Home Loan Mortgage Corporation Collateral

FNMA – Federal National Mortgage Association Collateral

GNMA – Government National Mortgage Association Collateral

IBC – Insured Bond Certificate

NATL-RE – Insured by National Public Finance Guarantee Corporation

VA – Veterans Administration Collateral

See accompanying notes, which are an integral part of the financial statements.

(continues)	13

Schedules of investments

Delaware Investments® National Municipal Income Fund

March 31, 2014

	Principal Amount°	Value (U.S. $)
Municipal Bonds – 146.14%
Corporate-Backed Revenue Bonds – 15.90%
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed -2
Series A-2 5.875% 6/1/47	500,000	$404,605
Series A-2 6.50% 6/1/47	430,000	376,194
City of Valparaiso, Indiana (Pratt Paper Project)
7.00% 1/1/44 (AMT)	240,000	256,762
Gaston County Industrial Facilities & Pollution Control Financing Authority (Exempt Facilities-National Gypsum Project)
5.75% 8/1/35 (AMT)	290,000	266,936
Golden State, California Tobacco Securitization Corporation Settlement Revenue (Asset-Backed Senior Notes) Series A-1
5.75% 6/1/47	1,000,000	813,540
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue (Deer Park Refining Project)
5.00% 2/1/23	150,000	161,425
Illinois Railsplitter Tobacco Settlement Authority
6.25% 6/1/24	500,000	552,145
Louisiana Local Government Environmental Facilities & Community Development Authority (Westlake Chemical)
Series A 6.50% 8/1/29	645,000	723,277
Series A-1 6.50% 11/1/35	255,000	281,023
Maryland Economic Development Corporation Facilities Revenue (CNX Marine Terminals)
5.75% 9/1/25	600,000	637,938
M-S-R Energy Authority, California Gas Series C
7.00% 11/1/34	1,000,000	1,312,300
New Jersey Economic Development Authority (Continental Airlines Project)
5.625% 11/15/30 (AMT)	225,000	228,607

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Corporate-Backed Revenue Bonds (continued)
New Jersey Economic Development Authority Special Facility Revenue (Continental Airlines Project)
5.25% 9/15/29 (AMT)	500,000	$500,765
Ohio State Air Quality Development Authority Revenue (First Energy Generation) Series A
5.70% 8/1/20	260,000	292,383
Pima County, Arizona Industrial Development Authority Pollution Control Revenue (Tucson Electric Power San Juan)
5.75% 9/1/29	250,000	255,145
Salt Verde Financial, Arizona Gas Revenue Senior Note
5.00% 12/1/37	400,000	422,900
St. John the Baptist Parish, Louisiana (Marathon Oil) Series A
5.125% 6/1/37	500,000	513,730
Suffolk County, New York Tobacco Asset Securitization Series B
5.00% 6/1/32	750,000	767,880
Tobacco Settlement Financing Corporation, Louisiana Asset-Backed Note Series A
5.25% 5/15/35	460,000	478,570
Tobacco Settlement Financing Corporation, New Jersey Series 1A
5.00% 6/1/41	500,000	379,130
Town of Shoals, Indiana (Amt-National Gypsum Project)
7.25% 11/1/43 (AMT)	310,000	318,801

		9,944,056

Education Revenue Bonds – 25.17%
Bowling Green, Ohio Student Housing Revenue (CFP I State University Project) 6.00% 6/1/45	260,000	265,949

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
California Statewide Communities Development Authority School Facility Revenue (Aspire Public Schools)
6.125% 7/1/46	625,000	$610,756
California Statewide Communities Development Authority Student Housing Revenue (Irvine, LLC - UCI East Campus)
6.00% 5/15/23	470,000	523,129
(Lancer Plaza Project)
5.625% 11/1/33	1,000,000	971,650
Delaware County, Pennsylvania Authority (Villanova University)
5.00% 8/1/20	390,000	449,666
Health & Educational Facilities Authority of the State of Missouri (St. Louis College of Pharmacy Project)
5.25% 5/1/33	500,000	521,810
(Washington University)
Series B 5.00% 11/15/30	600,000	678,366
Marietta, Georgia Development Authority Revenue (Life University Income Project)
7.00% 6/15/39	430,000	433,719
Maryland Health & Higher Educational Facilities Authority (Loyola University) Series A
5.00% 10/1/39	650,000	684,710
Maryland State Economic Development Student Housing Revenue (University of Maryland College Park Projects)
5.75% 6/1/33	370,000	384,589
Massachusetts State Health & Educational Facilities Authority Revenue (Harvard University) Series A
5.00% 12/15/29	600,000	680,064

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Monroe County, New York Industrial Development Revenue (Nazareth College Rochester Project)
5.50% 10/1/41	495,000	$521,868
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue (Arcadia University)
5.25% 4/1/30	550,000	565,801
New Jersey Economic Development Authority Revenue (MSU Student Housing Project)
5.875% 6/1/42	585,000	628,834
New York City, New York Trust For Cultural Resources (Whitney Museum of American Art)
5.00% 7/1/31	500,000	531,875
New York State Dormitory Authority (Columbia University)
5.00% 10/1/41	600,000	652,536
Oregon State Facilities Authority Revenue (Concordia University Project) Series A 144A
6.125% 9/1/30 #	135,000	140,025
Pennsylvania State Higher Educational Facilities Authority Revenue (Edinboro University Foundation)
5.80% 7/1/30	400,000	404,576
(University Properties - East Stoudsbourg University)
5.25% 7/1/19	510,000	558,950
Philadelphia Authority for Industrial Development (First Philadelphia Preparatory College)
7.25% 6/15/43	370,000	375,939
Phoenix, Arizona Industrial Development Authority Revenue (Eagle College Preparatory Project) Series A
5.00% 7/1/43	500,000	455,700

(continues)	15

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Phoenix, Arizona Industrial Development Authority Revenue (Rowan University Project)
5.00% 6/1/42	1,000,000	$1,023,150
Pima County, Arizona Industrial Development Authority Education Revenue (Edkey Charter School Project) Series REF
6.00% 7/1/48	500,000	451,210
Private Colleges & Universities Authority Revenue, Georgia (Mercer University) Series A
5.00% 10/1/32	135,000	137,579
Swarthmore Borough Authority, Pennsylvania (Swarthmore College Project)
5.00% 9/15/32	490,000	546,012
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A
5.125% 9/1/40	600,000	624,234
University of Arizona Series A
5.00% 6/1/39	500,000	535,020
University of California Series AI
5.00% 5/15/32	1,000,000	1,115,000
Wyoming Community Development Authority Student Housing Revenue (CHF-Wyoming LLC)
6.50% 7/1/43	250,000	262,595

		15,735,312

Electric Revenue Bonds – 1.74%
Jea Electric System Revenue Series A
5.00% 10/1/33	1,000,000	1,087,870

		1,087,870

Healthcare Revenue Bonds – 21.11%
Arizona Health Facilities Authority Revenue (Catholic Healthcare West) Series D
5.00% 7/1/28	500,000	523,920
Brevard County, Florida Health Facilities Authority Revenue (Health First Project)
7.00% 4/1/39	350,000	387,635

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project)
7.125% 7/1/29	450,000	$525,699
Colorado Health Facilities Authority Revenue (Healthcare Facilities - American Baptist)
8.00% 8/1/43	330,000	330,832
Duluth, Minnesota Economic Development Authority Revenue (St. Luke’s Hospital Authority Obligation Group)
5.75% 6/15/32	400,000	411,816
Hawaii Pacific Health Special Purpose Revenue Series A
5.50% 7/1/40	300,000	316,332
Illinois Finance Authority Revenue (Silver Cross & Medical Centers)
7.00% 8/15/44	950,000	1,049,759
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project)
7.75% 10/1/41	300,000	321,393
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)
6.50% 5/15/37	105,000	118,419
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health System Project) Series A
5.50% 7/1/28	500,000	525,975
Maine Health & Higher Educational Facilities Authority Revenue (Maine General Medical Center)
6.75% 7/1/41	300,000	322,140

Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue (Catholic Healthcare West) Series A
6.00% 7/1/39	500,000	537,220

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Monroe County, Pennsylvania Hospital Authority Revenue (Pocono Medical Center) Series A 5.00% 1/1/41	500,000	$504,440
Montgomery County, Pennsylvania Industrial Development Authority Revenue (Mortgage - Whitemarsh Continuing Care) 6.25% 2/1/35	675,000	682,243
New Hampshire Health and Education Facilities Authority Revenue (Dartmouth - Hitchock Medical Center) 6.00% 8/1/38	300,000	329,598
New Jersey Health Care Facilities Financing Authority Revenue (St. Peters University Hospital) 6.25% 7/1/35	300,000	312,999
New Mexico Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39	500,000	515,650
New York State Dormitory Authority Revenue Non State Supported Debt (Orange Regional Medical Center) 6.25% 12/1/37	500,000	500,745
Orange County, Florida Health Facilities Authority Revenue (Mayflower Retirement Center)
5.00% 6/1/32	400,000	407,204
5.00% 6/1/36	250,000	253,137
5.125% 6/1/42	750,000	760,500
Oregon State Facilities Authority Revenue (Peacehealth Project) Series A 5.00% 11/15/29	500,000	546,925
St. Cloud, Minnesota Health Care Revenue (Centracare Health System Project) Series A 5.125% 5/1/30	820,000	891,250

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
State of Ohio (Cleveland Clinic Health) Series A 5.50% 1/1/39	300,000	$334,575
University of Medical Center, Tuscon, Arizona Hospital Revenue 6.50% 7/1/39	500,000	547,475
West Virginia Hospital Finance Authority Revenue (Highland Hospital Obligation Group) 9.125% 10/1/41	500,000	491,365
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional Medical Center) Series A 5.00% 8/1/28	720,000	749,930

		13,199,176

Housing Revenue Bonds – 2.62%
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Project) Series A 5.50% 8/15/47	750,000	772,493
(Caritas Projects) Series A 6.40% 8/15/45	430,000	452,842
City of Williston, Nevada (Eagle Crest Apartments Project) 7.75% 9/1/38	255,000	259,055
Florida Housing Finance Homeowner Mortgage Revenue Series 2 5.90% 7/1/29 (AMT) (NATL-RE)	155,000	156,091

		1,640,481

Lease Revenue Bonds – 12.61%
California State Public Works Board Lease Revenue (Various Capital Projects) Series A 5.00% 4/1/37	1,000,000	1,050,760
Idaho State Building Authority Revenue (Health & Welfare Project) Series A 5.00% 9/1/24	135,000	157,134
(State Police) Series I 5.00% 9/1/23	760,000	883,295

(continues)	17

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Minnesota State General Revenue Appropriations Series B 5.00% 3/1/29	2,000,000	$2,255,180
New Jersey Economic Development Authority (School Facilities Construction) Series EE 5.00% 9/1/18	100,000	115,137
New York City, New York Industrial Development Agency (Senior Trips) Series A 5.00% 7/1/28	250,000	256,783
Pima County, Arizona Industrial Development Authority Metro Police Facility Revenue (Nevada Project)
Series A 5.25% 7/1/31	500,000	522,195
Series A 5.375% 7/1/39	500,000	525,105
Public Finance Authority, Wisconsin Airport Facilities Revenue (AFCO Investors II Portfolio) 5.75% 10/1/31	500,000	473,625
San Jose, California Financing Authority Revenue (Civic Center Project) Series A 5.00% 6/1/28	500,000	558,980
Tobacco Settlement Financing Corporation, New York Revenue Asset-Backed Series B 5.00% 6/1/21	1,000,000	1,085,770

		7,883,964

Local General Obligation Bonds – 1.79%
City of New York, New York
Series A-1 5.25% 8/15/21	250,000	289,723
Series I-1 5.375% 4/1/36	250,000	283,935
Gila County, Arizona Unified School District No. 10 (Payson School Improvement Project of 2006) Series A 5.25% 7/1/27 (AMBAC)	500,000	545,430

		1,119,088

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds – 22.90%
Anne Arundel County, Maryland Special Obligation Revenue (National Business Park - North Project) 6.10% 7/1/40	200,000	$210,148
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project)
6.25% 7/15/40	940,000	1,017,418
6.50% 7/15/30	300,000	332,508
California State Economic Recovery Series A 5.25% 7/1/21	260,000	308,539
California Statewide Communities Development Authority Revenue (Statewide Inland Regional Center Project) 5.375% 12/1/37	500,000	508,600
Guam Government Business Privilege Tax Revenue
Series A 5.00% 1/1/22	775,000	880,578
Series B-1 5.00% 1/1/42	540,000	546,010
Massachusetts Bay Transportation Authority Senior Series A 5.25% 7/1/29	200,000	240,418
Miami-Dade County, Florida Special Obligation (Capital Appreciation & Income) Series B 5.00% 10/1/35 (NATL-RE)	1,000,000	1,039,320
Mosaic District, Virginia Community Development Authority Revenue Series A 6.875% 3/1/36	520,000	585,099
New Jersey Economic Development Authority Revenue
5.00% 6/15/28	200,000	211,352
5.00% 6/15/29	800,000	838,608
(School Facilities Construction) Series AA 5.50% 12/15/29	900,000	989,649
New Jersey Transportation Trust Fund
Series A 5.00% 6/15/42	110,000	114,921
Series AA 5.00% 6/15/44	340,000	356,463

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
New York City, New York Industrial Development Agency Civic Facility Revenue (YMCA of Greater New York Project)
5.00% 8/1/36	595,000	$600,760
New York State Dormitory Authority Series A
5.00% 3/15/33	1,000,000	1,098,720
(State Personal Income Tax Revenue-Education) Series A
5.00% 3/15/38	570,000	620,998
Northampton County, Pennsylvania Industrial Development Authority Revenue (Route 33 Project)
7.00% 7/1/32	230,000	234,276
Peoria, Arizona Municipal Development Authority Sales Tax & Excise Shared Revenue (Senior Lien & Subordinate Lien)
5.00% 1/1/18	1,085,000	1,235,077
Regional Transportation District, Colorado Tax Revenue (Denver Transit Partners)
6.00% 1/15/41	500,000	528,860
(Fastracks Project) Series A
5.00% 11/1/26	500,000	573,530
Virginia Public Building Authority Series A
5.00% 8/1/26	1,000,000	1,135,150
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue (Capital Appreciation) Sales Tax Subordinate Lien
6.07% 6/1/21 ^	165,000	113,597

		14,320,599

State General Obligation Bonds – 7.33%
California State Various Purposes
5.00% 10/1/41	440,000	465,784
5.25% 11/1/40	320,000	348,250
6.00% 4/1/38	105,000	122,252

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
State of Minnesota Various Purposes Series F
5.00% 10/1/20	1,500,000	$1,788,360
State of New York Series A
5.00% 2/15/39	300,000	331,251
State of Oregon Series K
5.00% 5/1/22	1,275,000	1,525,741

		4,581,638

Transportation Revenue Bonds – 27.93%
Bay Area, California Toll Authority Revenue (San Francisco Bay Area)
5.00% 4/1/27	750,000	867,840
Bay Area, California Toll Authority Toll Bridge Revenue (San Francisco Bay Area) Series F1
5.00% 4/1/34	1,000,000	1,090,920
Central Texas Regional Mobility Authority Revenue Senior Lien
6.00% 1/1/41	520,000	558,048
City of Atlanta, Georgia Department of Aviation Series B
5.00% 1/1/29	1,000,000	1,119,880
City of Chicago, Illinois O’Hare International Airport Revenue (General-Senior Lien) Series D
5.25% 1/1/34	1,000,000	1,061,480
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A
5.75% 6/1/35	255,000	263,968
Metropolitan Transit Authority of Harris County, Texas Series A
5.00% 11/1/24	500,000	573,685
Metropolitan Transportation Authority, New York
Series A 5.00% 11/15/41	500,000	522,355
Series C 5.00% 11/15/30	500,000	527,655
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue (First Senior Lien) Series A
5.25% 10/1/44	245,000	256,111
New Jersey State Turnpike Authority Revenue Series A
5.00% 1/1/27	1,000,000	1,119,170

(continues)	19

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
New York Liberty Development Revenue (1 World Trade Center Port Authority Construction)
5.00% 12/15/41	500,000	$524,560
North Texas Tollway Authority Special Projects System Series A
5.00% 9/1/20	250,000	293,983
Pennsylvania Turnpike Commission Subordinate (Special Motor License Foundation)
5.00% 12/1/22	500,000	567,695
Series B 5.00% 12/1/41	500,000	521,795
Port Authority of Allegheny County, Pennsylvania
5.75% 3/1/29	900,000	1,015,461
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal)
6.00% 12/1/42	230,000	252,161
6.50% 12/1/28	500,000	522,635
St. Louis Missouri Airport Revenue (Lambert St. Louis International)
5.00% 7/1/32 (AMT)	1,000,000	1,020,590
St. Louis, Missouri Airport Revenue (Lambert St. Louis International) Series A-1
6.625% 7/1/34	325,000	368,631
State of Oregon Department of Transportation Series A
5.00% 11/15/26	1,000,000	1,183,150
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue (LBJ Infrastructure)
7.00% 6/30/40	285,000	324,048
7.50% 6/30/33	665,000	773,362
(Mobility Partners)
7.50% 12/31/31	500,000	576,570
(NTE Mobility Partners)
6.75% 6/30/43 (AMT)	225,000	251,051
6.875% 12/31/39	1,000,000	1,118,250

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue
7.00% 12/31/38 (AMT)	165,000	$188,470

		17,463,524

Water & Sewer Revenue Bonds – 7.04%
Atlanta, Georgia Water & Wastewater Revenue Series A
6.25% 11/1/39	950,000	1,098,257
Los Angeles, California Wastewater System Revenue Series A
5.00% 6/1/27	500,000	577,475
New York City, New York Municipal Water Finance Authority (Second General Resolution) Series BB
5.25% 6/15/44	525,000	566,134
Phoenix, Arizona Civic Improvement Wastewater Systems Revenue (Junior Lien) Series A
5.00% 7/1/39	900,000	982,908
San Francisco, California City & County Public Utilities Commission Water Revenue Series F
5.00% 11/1/27	500,000	580,135
Texas State Series C
5.00% 8/1/22	500,000	593,270

		4,398,179

Total Municipal Bonds (cost $87,832,503)		91,373,887

	Principal Amount°	Value (U.S. $)
Short-Term Investment – 0.80%
Variable Rate Demand Note – 0.80%¤
Lower Neches Valley, Texas Authority Industrial Development (ExxonMobil Project) 0.03% 11/1/51	500,000	$500,000

Total Short-Term Investment (cost $500,000)		500,000

Total Value of Securities – 146.94%
(cost $88,332,503)		$91,873,887

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2014, the aggregate value of Rule 144A securities was $140,025, which represents 0.22% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of March 31, 2014.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
^	Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of abbreviations:

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Delaware Investments® Closed-End Municipal Bond Funds

March 31, 2014

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Assets:
Investments, at value[1]	$98,145,214	$236,766,517	$91,373,887
Short-term investments, at value[2]	—	—	500,000
Cash	151,409	—	282,363
Interest income receivable	1,409,975	3,525,021	1,334,462
Offering cost for preferred shareholders	149,125	266,811	211,878
Receivables for securities sold	—	73,001	10,148

Total assets	99,855,723	240,631,350	93,712,738

Liabilities:
Cash overdraft	—	868,916	—
Liquidation value of preferred stock	30,000,000	75,000,000	30,000,000
Payable for securities purchased	—	—	1,107,900
Investment management fees payable	33,801	81,336	31,364
Audit fees payable	33,535	33,535	33,535
Other accrued expenses	5,021	42,788	9,447
Other affiliates payable	2,628	5,550	4,249
Trustees’ fees and expenses payable	195	465	176

Total liabilities	30,075,180	76,032,590	31,186,671

Total Net Assets Applicable to Common Shareholders	$69,780,543	$164,598,760	$62,526,067

Net Assets Applicable to Common Shareholders Consist of:
Paid-in capital ($0.001 par value)[3,4]	$66,918,121	$157,931,075	$60,617,476
Undistributed (distributions in excess of) net investment income	854,468	1,435,077	785,029
Accumulated net realized loss on investments	(1,784,722)	(1,732,997)	(2,417,821)
Net unrealized appreciation of investments	3,792,676	6,965,605	3,541,383

Total Net Assets Applicable to Common Shareholders	$69,780,543	$164,598,760	$62,526,067

Net Asset Value per Common Share	$14.43	$14.31	$13.81

[1]Investments, at cost	94,352,538	229,800,912	87,832,503
[2]Short-term investments, at cost	—	—	500,000
[3]Common shares outstanding	4,837,100	11,504,975	4,528,443
[4]Common shares authorized	200 million	200 million	unlimited

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Delaware Investments® Closed-End Municipal Bond Funds

Year Ended March 31, 2014

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Investment Income:
Interest	$4,427,948	$9,938,070	$4,193,287

Expenses:
Management fees	396,814	956,949	368,434
Interest expense	386,456	1,039,124	384,060
Rating agency fees	48,749	42,361	24,045
Offering costs	40,176	84,939	55,053
Audit and tax	38,375	49,334	33,535
Accounting and administration expenses	37,260	89,856	34,596
Dividend disbursing and transfer agent fees and expenses	30,760	68,538	31,384
Legal fees	22,247	66,182	19,295
Reports and statements to shareholders	17,231	43,007	4,646
Stock exchange fees	4,700	10,944	—
Trustee’s fees and expenses	3,576	8,558	3,242
Custodian fees	1,551	4,077	2,240
Registration fees	778	778	778
Other	10,911	21,515	18,218

Total operating expenses	1,039,584	2,486,162	979,526

Net Investment Income	3,388,364	7,451,908	3,213,761

Net Realized and Unrealized Loss:
Net realized loss on investments	(1,803,532)	(1,865,333)	(2,041,010)
Net change in unrealized appreciation (depreciation) of investments	(2,742,772)	(7,344,025)	(3,307,566)

Net Realized and Unrealized Loss	(4,546,304)	(9,209,358)	(5,348,576)

Net Decrease in Net Assets Resulting from Operations	$(1,157,940)	$(1,757,450)	$(2,134,815)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments® Closed-End Municipal Bond Funds

	Delaware Investments Colorado Municipal Income Fund, Inc.
	Year ended
	3/31/14	3/31/13 (As Restated)
Increase (Decrease) in Net Assets from Operations:
Net investment income[1]	$3,388,364	$3,546,421
Net realized gain (loss)	(1,803,532)	89,037
Net change in unrealized appreciation (depreciation)	(2,742,772)	1,916,263

Net increase (decrease) in net assets resulting from operations	(1,157,940)	5,551,721

Dividends and Distributions to Common Shareholders from:
Net investment income	(3,337,599)	(3,337,599)
Net realized gain	(72,556)	(478,873)

	(3,410,155)	(3,816,472)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(4,568,095)	1,735,249

Net Assets Applicable to Common Shareholders:
Beginning of year	74,348,638	72,613,389

End of year	$69,780,543	$74,348,638

Undistributed net investment income	$854,468	$800,128

	Delaware Investments Minnesota Municipal Income Fund II, Inc.
	Year ended
	3/31/14	3/31/13 (As Restated)
Increase (Decrease) in Net Assets from Operations:
Net investment income[2]	$7,451,908	$8,222,244
Net realized gain (loss)	(1,865,333)	2,208,718
Net change in unrealized appreciation (depreciation)	(7,344,025)	1,762,327

Net increase (decrease) in net assets resulting from operations	(1,757,450)	12,193,289

Dividends and Distributions to Common Shareholders from:
Net investment income	(7,938,433)	(7,938,433)
Net realized gain	(1,334,577)	(460,199)

	(9,273,010)	(8,398,632)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(11,030,460)	3,794,657

Net Assets Applicable to Common Shareholders:
Beginning of year	175,629,220	171,834,563

End of year	$164,598,760	$175,629,220

Undistributed net investment income	$1,435,077	$1,759,475

	Delaware Investments National Municipal Income Fund
	Year ended
	3/31/14	3/31/13 (As Restated)
Increase (Decrease) in Net Assets from Operations:
Net investment income[3]	$3,213,761	$3,271,838
Net realized gain (loss)	(2,041,010)	1,281,216
Net change in unrealized appreciation (depreciation)	(3,307,566)	2,597,893

Net increase (decrease) in net assets resulting from operations	(2,134,815)	7,150,947

Dividends and Distributions to Common Shareholders from:
Net investment income	(3,215,195)	(2,762,350)

	(3,215,195)	(2,762,350)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(5,350,010)	4,388,597

Net Assets Applicable to Common Shareholders:
Beginning of year	67,876,077	63,487,480

End of year	$62,526,067	$67,876,077

Undistributed net investment income	$785,029	$792,940

1Net investment income includes amounts that should have been classified as interest expense rather than dividends paid to preferred shareholders from net investment income of $383,862 and from realized capital gains of $27,664 for the year ended March 31, 2013. Such amounts are restated and classified as interest expense. See Note 9 in “Notes to financial statements.”

2Net investment income includes amounts that should have been classified as interest expense rather than dividends paid to preferred shareholders from net investment income of $966,323 and from realized capital gains of $59,112 for the year ended March 31, 2013. Such amounts are restated and classified as interest expense. See Note 9 in “Notes to financial statements.”

3Net investment income includes amounts that should have been classified as interest expense rather than dividends paid to preferred shareholders from net investment income of $406,627 for the year ended March 31, 2013. Such amounts are restated and classified as interest expense. See Note 9 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statements of cash flows

Delaware Investments® Closed-End Municipal Bond Funds

Year Ended March 31, 2014

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Net Cash Provided by (Used for) Operating Activities:
Net decrease in net assets resulting from operations	$(1,157,940)	$(1,757,450)	$(2,134,815)

Adjustments to reconcile net increase in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments	340,659	1,547,660	444,998
Amortization of offering costs for preferred shareholders	56,758	101,550	71,675
Purchase of investment securities	(25,951,101)	(41,604,647)	(37,052,440)
Proceeds from disposition of investment securities	25,550,962	40,513,073	37,362,513
(Purchase of) proceeds from short-term investment securities, net	200,000	—	(500,000)
Net realized loss on investments	1,803,532	1,865,333	2,041,010
Net change in net unrealized appreciation (depreciation) of investments	2,742,772	7,344,025	3,307,566
Increase (decrease) in receivable for securities sold	—	(67,946)	5,073
Increase in interest receivable	(43,158)	(14,407)	(73,662)
Decrease in payable for securities purchased	—	—	(33,350)
Decrease in interest payable	(33,394)	(83,486)	(33,394)
Decrease in investment management fees payable	(1,762)	(3,877)	(1,927)
Decrease in Trustees’ fees and expenses payable	(14)	(26)	(15)
Increase in audit fees payable	33,535	33,535	33,535
Increase in other affiliates payable	1,300	2,748	3,158
Increase (decrease) in other accrued expenses	(9,233)	3,973	(13,967)

Total adjustments	4,690,856	9,637,508	5,560,773

Net cash provided by operating activities	3,532,916	7,880,058	3,425,958

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid to common shareholders	(3,410,155)	(9,273,010)	(3,215,195)

Net cash used for financing activities	(3,410,155)	(9,273,010)	(3,215,195)

Net increase (decrease) in cash	122,761	(1,392,952)	210,763
Cash at beginning of period	28,648	524,036	71,600

Cash at end of period	$151,409	$(868,916)	$282,363

Cash paid for interest on leverage	$419,850	$1,122,610	$417,454

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Colorado Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13 (As Restated)	3/31/12 (As Restated)	3/31/11	3/31/10
Net asset value, beginning of period	$15.370	$15.010	$13.370	$13.990	$13.220

Income (loss) from investment operations:
Net investment income[1,2]	0.700	0.733	0.638	0.601	0.607
Net realized and unrealized gain (loss)	(0.935)	0.416	1.582	(0.651)	0.733

Total from investment operations	(0.235)	1.149	2.220	(0.050)	1.340

Less dividends and distributions to common shareholders from:
Net investment income	(0.690)	(0.690)	(0.580)	(0.570)	(0.570)
Net realized gain	(0.015)	(0.099)	—	—	—

Total dividends and distributions	(0.705)	(0.789)	(0.580)	(0.570)	(0.570)

Net asset value, end of period	$14.430	$15.370	$15.010	$13.370	$13.990

Market value, end of period	$13.330	$14.840	$14.600	$12.450	$13.390

Total investment return based on:[3]
Market value	(5.25% )	6.92%	22.41%	(3.00% )	24.49%
Net asset value	(0.97% )	7.71%	17.19%	(0.30% )	10.55%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$69,781	$74,349	$72,613	$64,689	$67,651
Ratio of expenses to average net assets applicable to common shareholders[4,5]	1.49%	1.44%	0.95%	0.56%	0.56%
Ratio of net investment income to average net assets applicable to common shareholders[6,7]	4.90%	4.72%	4.46%	4.31%	4.41%
Portfolio turnover	26%	8%	64%	10%	20%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[8]	$30,000	$30,000	$30,000	$—	$—
Net asset coverage per share of preferred shares, end of period[8]	$332,602	$347,829	$342,045	$—	$—
Liquidation value per share of preferred shares[8]	$100,000	$100,000[9]	$100,000[9]	$—	$—

[1]	Net investment income includes dividends paid to preferred shareholders from net investment income of $0.078 per share and from realized capital gains of $0.002 per share for the year ended March 31, 2014.
[2]	Net investment income includes amounts that should have been classified as interest expense rather than dividends paid to preferred shareholders from net investment income of $0.079 and $0.031 per share and from realized capital gains of $0.006 and $0.000 per share for the years ended March 31, 2013 and 2012, respectively. Such amounts are restated and classified as interest expense. See Note 9 in “Notes to financial statements.”
[3]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[4]	The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2014, 2013 and 2012 were 0.94%, 0.89% and 0.73%, respectively. There was no interest expense for the years ended March 31, 2011 and 2010.
[5]	The ratio of expenses to average net assets applicable to common shareholders has been restated for the years ended March 31, 2013 and 2012 to include interest expense of 0.55% and 0.22%, respectively.
[6]	The ratio of net investment income to average net assets applicable to common shareholders has been restated for the years ended March 31, 2013 and 2012 to include interest expense of 0.55% and 0.22%, respectively.
[7]	The ratio of net investment income excluding interest expense for the years ended March 31, 2014, 2013 and 2012 were 5.45%, 5.27% and 4.68%, respectively. There was no interest expense for the years ended March 31, 2011 and 2010.
[8]	In November 2011, the Fund issued a new series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share.
[9]	Excluding any accumulated but unpaid dividends.

See accompanying notes, which are an integral part of the financial statements.

(continues)	27

Financial highlights

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13 (As Restated)	3/31/12 (As Restated)	3/31/11	3/31/10
Net asset value, beginning of period	$15.270	$14.940	$13.700	$14.060	$13.140

Income (loss) from investment operations:
Net investment income[1,2]	0.648	0.715	0.640	0.612	0.602
Net realized and unrealized gain (loss)	(0.802)	0.345	1.180	(0.402)	0.888

Total from investment operations	(0.154)	1.060	1.820	0.210	1.490

Less dividends and distributions to common shareholders from:
Net investment income	(0.690)	(0.690)	(0.580)	(0.570)	(0.570)
Net realized gain	(0.116)	(0.040)	—	—	—

Total dividends and distributions	(0.806)	(0.730)	(0.580)	(0.570)	(0.570)

Net asset value, end of period	$14.310	$15.270	$14.940	$13.700	$14.060

Market value, end of period	$13.340	$15.630	$14.230	$12.600	$12.740

Total investment return based on:[3]
Market value	(9.26% )	15.18%	17.95%	3.32%	18.58%
Net asset value	(0.36% )	7.18%	13.90%	1.80%	12.04%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$164,599	$175,629	$171,835	$157,655	$161,723
Ratio of expenses to average net assets applicable to common shareholders[4,5]	1.51%	1.40%	0.93%	0.56%	0.56%
Ratio of net investment income to average net assets applicable to common shareholders[6,7]	4.54%	4.65%	4.44%	4.35%	4.36%
Portfolio turnover	17%	24%	44%	9%	19%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[8]	$75,000	$75,000	$75,000	$—	$—
Net asset coverage per share of preferred shares, end of period[8]	$319,465	$334,172	$329,113	$—	$—
Liquidation value per share of preferred shares[8]	$100,000	$100,000[9]	$100,000[9]	$—	$—

[1]	Net investment income includes dividends paid to preferred shareholders from net investment income of $0.076 per share and from realized capital gains of $0.014 per share for the year ended March 31, 2014.
[2]	Net investment income includes amounts that should have been classified as interest expense rather than dividends paid to preferred shareholders from net investment income of $0.084 and $0.033 per share and from realized capital gains of $0.005, and $0.000 per share for the years ended March 31, 2013 and 2012, respectively. Such amounts are restated and classified as interest expense. See Note 9 in “Notes to financial statements.”
[3]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[4]	The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2014, 2013 and 2012 were 0.88%, 0.82% and 0.70%, respectively. There was no interest expense for the years ended March 31, 2011 and 2010.
[5]	The ratio of expenses to average net assets applicable to common shareholders has been restated for the years ended March 31, 2013 and 2012 to include interest expense of 0.58% and 0.23%, respectively.
[6]	The ratio of net investment income to average net assets applicable to common shareholders has been restated for the years ended March 31, 2013 and 2012 to include interest expense of 0.58% and 0.23%, respectively.
[7]	The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2014, 2013 and 2012 were 5.17%, 5.23% and 4.67%, respectively. There was no interest expense for the years ended March 31, 2011 and 2010.
[8]	In November 2011, the Fund issued a new series of 750 variable rate preferred shares, with a liquidation preference of $100,000 per share.
[9]	Excluding any accumulated but unpaid dividends.

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments® National Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13 (As Restated)	3/31/12 (As Restated)	3/31/11	3/31/10
Net asset value, beginning of period	$14.990	$14.020	$12.620	$13.070	$11.960

Income (loss) from investment operations:
Net investment income[1,2]	0.710	0.722	0.531	0.610	0.571
Net realized and unrealized gain (loss)	(1.180)	0.858	1.409	(0.532)	1.049

Total from investment operations	(0.470)	1.580	1.940	0.078	1.620

Less dividends and distributions to common shareholders from:
Net investment income	(0.710)	(0.610)	(0.540)	(0.528)	(0.510)

Total dividends and distributions	(0.710)	(0.610)	(0.540)	(0.528)	(0.510)

Net asset value, end of period	$13.810	$14.990	$14.020	$12.620	$13.070

Market value, end of period	$12.350	$14.480	$13.240	$12.200	$12.140

Total investment return based on:[3]
Market value	(9.65% )	14.12%	13.19%	4.78%	16.69%
Net asset value	(2.41% )	11.56%	15.87%	0.67%	13.97%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$62,526	$67,876	$63,487	$30,559	$31,650
Ratio of expenses to average net assets applicable to common shareholders[4,5]	1.58%	1.56%	1.02%	0.65%	0.63%
Ratio of net investment income to average net assets applicable to common shareholders[6,7]	5.17%	4.86%	3.96%	4.64%	4.48%
Portfolio turnover	40%	42%	101%	50%	69%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[8]	$30,000	$30,000	$30,000	$—	$—
Net asset coverage per share of preferred shares, end of period[8]	$308,420	$326,254	$311,625	$—	$—
Liquidation value per share of preferred shares[8]	$100,000	$100,000[9]	$100,000[9]	$—	$—

[1]	Net investment income includes dividends paid to preferred shareholders from net investment income of $0.085 per share for the year ended March 31, 2014.
[2]	Net investment income includes amounts that should have been classified as interest expense rather than dividends paid to preferred shareholders from net investment income of $0.090 and $0.004 per share for the years ended March 31, 2013 and 2012, respectively. Such amounts are restated and classified as interest expense. See Note 9 in “Notes to financial statements.”
[3]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[4]	The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2014, 2013 and 2012 were 0.96%, 0.96% and 0.99%, respectively. There was no interest expense for the years ended March 31, 2011 and 2010.
[5]	The ratio of expenses to average net assets applicable to common shareholders has been restated for the years ended March 31, 2013 and 2012 to include interest expense of 0.60% and 0.03%, respectively.
[6]	The ratio of net investment income to average net assets applicable to common shareholders has been restated for the years ended March 31, 2013 and 2012 to include interest expense of 0.60% and 0.03%, respectively.
[7]	The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2014, 2013 and 2012 were 5.79%, 5.46% and 3.99%, respectively. There was no interest expense for the years ended March 31, 2011 and 2010.
[8]	In March 2012, the Fund issued a new series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share.
[9]	Excluding any accumulated but unpaid dividends.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

March 31, 2014

Delaware Investments Colorado Municipal Income Fund, Inc. (Colorado Municipal Fund) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (Minnesota Municipal Fund II) are organized as Minnesota corporations and Delaware Investments National Municipal Income Fund (National Municipal Fund) is organized as a Massachusetts business trust (each referred to as a Fund and collectively as the Funds). Colorado Municipal Fund, Minnesota Municipal Fund II and National Municipal Fund are considered diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds’ shares trade on the New York Stock Exchange MKT, the successor to the American Stock Exchange.

The investment objective of each of the Colorado Municipal Fund and Minnesota Municipal Fund II is to provide current income exempt from federal income tax and from state personal income tax, if any, consistent with the preservation of capital. The investment objective of the National Municipal Fund is to provide current income exempt from federal income tax, consistent with the preservation of capital. Each of Colorado Municipal Fund and Minnesota Municipal Fund II seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state at the time of investment. The National Municipal Fund seeks to achieve its investment objective by investing at least 80% of its net assets in securities the income from which is exempt from federal income tax.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees (each a Board, or collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (March 31, 2011–March 31, 2014), and has concluded that no provision for federal income tax is required in each Fund’s financial statements.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended March 31, 2014.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated based on each Fund’s adjusted average daily net assets.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended March 31, 2014, each Fund was charged for these services as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$4,796	$11,567	$4,453

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended March 31, 2014, each Fund was charged for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$10,432	$29,251	$10,930

Directors’/Trustees’ fees include expenses accrued by each Fund for each Director’s/Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Directors/Trustees of the Trust. These officers and Directors/Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2014, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Purchases	$25,951,101	$41,604,647	$37,052,440
Sales	25,550,962	40,513,073	37,362,513

At March 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Cost of Investments	$94,344,637	$229,676,043	$88,333,726

Aggregate unrealized appreciation	$4,287,252	$9,273,281	$4,003,535
Aggregate unrealized depreciation	(486,675)	(2,182,807)	(463,375)

Net unrealized appreciation	$3,800,577	$7,090,474	$3,540,160

(continues)	31

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

3. Investments (continued)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2014:

Colorado Municipal Fund
Level 2
Municipal Bonds	$98,145,214

Minnesota Municipal Fund II
Level 2
Municipal Bonds	$236,766,517

National Municipal Fund
Level 2
Municipal Bonds	$91,373,887
Short-Term Investments	500,000

Total	$91,873,887

During the year ended March 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2014 and 2013 was as follows:

Year ended March 31, 2014

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$577	$528,328	$2,086
Tax-exempt income	3,743,695	8,850,700	3,597,169
Long-term capital gains	52,339	933,106	—

Total	$3,796,611	$10,312,134	$3,599,255

Year ended March 31, 2013

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$11,156	$345,149	$4,581
Tax-exempt income	3,337,599	7,938,433	2,757,769
Long-term capital gains	467,717	115,050	—

Total	$3,816,472	$8,398,632	$2,762,350

5. Components of Net Assets on a Tax Basis

As of March 31, 2014, the components of net assets on a tax basis were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Shares of beneficial interest	$66,918,121	$157,931,075	$60,617,476
Undistributed tax-exempt income	854,468	1,435,077	785,029
Capital loss carryforwards	(1,792,623)	(1,857,866)	(2,416,598)
Unrealized appreciation (depreciation)	3,800,577	7,090,474	3,540,160

Net assets	$69,780,543	$164,598,760	$62,526,067

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments and tax deferral of wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on debt instruments and redesignation of dividends paid. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2014, the Funds recorded the following reclassifications.

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Undistributed net investment loss	$(4,269)	$(1,876)	$(6,477)
Accumulated net realized gain	4,269	1,876	6,477

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at March 31, 2014, if not utilized in future years, will expire as follows:

(continues)	33

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

5. Components of Net Assets on a Tax Basis (continued)

Year of Expiration	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
2018	$—	$—	$407,888

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses that will be carried forward under the Act are as follows:

	Loss carryforward character
	Short-term	Long-term
Colorado Municipal Fund	$259,063	$1,533,560
Minnesota Municipal Fund II	803,182	1,054,684
National Municipal Fund	1,516,439	492,271

6. Capital Stock

Pursuant to their articles of incorporation, Colorado Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. National Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the year ended March 31, 2014. Shares issuable under each Fund’s dividend reinvestment plan are purchased by each Fund’s transfer agent, Computershare, Inc., in the open market.

On Nov. 15, 2011, Delaware Investments Colorado Municipal Income Fund, Inc. (VCF) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM), issued $30,000,000 and $75,000,000, respectively, of Series 2016 Variable Rate MuniFund Term Preferred (VMTP) Shares, with $100,000 liquidation value per share in a privately negotiated offering. On March 15, 2012, Delaware Investments National Municipal Income Fund (National Municipal Fund) issued $30,000,000 Series 2017 VMTP Shares, with $100,000 liquidation value per share in a privately negotiated offering. Proceeds from the issuance of VMTP Shares, net of offering expenses, were invested in accordance with each Fund’s investment objective. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

Colorado Municipal Fund and Minnesota Municipal Fund II are obligated to redeem their VMTP Shares on Dec. 1, 2016, unless earlier redeemed or repurchased by the Fund. National Municipal Fund is obligated to redeem its VMTP Shares on April 1, 2017, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares were redeemable at the option of a Fund, subject to payment of a premium until Dec. 1, 2013 (with respect to Minnesota Municipal Fund II and Colorado Municipal Fund) and April 1, 2014 (with respect to National Municipal Fund), and at par thereafter. A Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on the VMTP Shares are set weekly, subject to adjustments in certain circumstances. The weighted average dividend rates for the year ended March 31, 2014 were as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
1.3%	1.4%	1.3%

The Funds use leverage because their managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt a Fund’s overall performance.

Leverage may also cause the Funds to incur certain costs. In the event that a Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings and Moody’s Investors Service, funding dividend payments or funding redemptions), that Fund will pay additional fees with respect to the leverage.

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the VMTP Shares is recorded as a liability in the statements of assets and liabilities. Dividends accrued and paid on the VMTP Shares are included as a component of interest expense in the statements of operations. The VMTP Shares are treated as equity for legal and tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

7. Geographic, Credit, and Market Risk

The Funds concentrate their investments in securities issued by municipalities. Because each of the Colorado Municipal Income Fund and the Minnesota Municipal Income Fund invest substantially all of its net assets in municipal obligations of its respective state at the time of investment, events in that state may have a significant impact on the performance and investments of the Colorado Municipal Income Fund and the Minnesota Municipal Fund. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, changes in the credit ratings assigned to the state’s municipal issuers, the effects of natural or human-made disasters, or other economic, legislative or political or social issues. Any downgrade to the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by the states or U.S. territories. The National Municipal Fund will be subject to these risks as well but to a lesser extent because it invests at least 80% of its net assets in securities, the income from which is exempt from federal income tax and is not limited to investing substantially all of its assets in municipal obligations of a single state. From time to time and consistent with its investment policies, the National Municipal Income Fund may invest a considerable portion of its assets in certain municipalities. As of March 31, 2014, the National Municipal Income Fund has invested 20.87%, 19.88%, and 14.89% (each as a percentage of fixed income investments) in securities issued by the State of California, the State of New York, and the State of Arizona, respectively. These investments could make the National Municipal Income Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund may invest a percentage of assets in obligations of governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands or Guam. To the extent a Fund invests in such obligations, that Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories, commonwealths and possessions. In the recent past, Puerto Rico has experienced volatile economic conditions. If the situation in Puerto Rico changes, the volatility, credit quality and performance of the Funds could be affected to the extent a Fund holds Puerto Rican securities.

Many municipalities insure repayment for their obligations. Although bond insurance may reduce the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At March 31, 2014, the percentages of each Fund’s net assets insured by insurers are listed below and these securities have been identified in the schedules of investments.

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
25.03%	7.11%	2.78%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s Investors Service (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the

(continues)	35

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

7. Geographic, Credit, and Market Risk (continued)

issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high-grade interest-bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. As of March 31, 2014, no securities have been determined to be illiquid under the Funds’ Liquidity Procedures. Rule 144A securities held by the Fund have been identified in the schedules of investments.

8. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

9. Restatement of Previously Issued Financial Statements

After the Funds issued their March 31, 2013 financial statements, Management determined that because the Funds’ VMTP Shares are treated as debt for accounting purposes, payment of the dividends to preferred shareholders should be classified as Interest Expense and a Statement of Cash Flows should be presented in accordance with ASC 230. Accordingly, the three Funds’ financial statements dated March 31, 2013 and March 31, 2012 understated interest expense. Additionally, the Funds’ prior year financial statements did not present a Statement of Cash Flows. The difference in treatment did not have an impact on net increase (decrease) in net assets resulting from operations, beginning and ending net assets, or total return included in the three Funds’ annual shareholder reports dated March 31, 2013 and March 31, 2012. Management has decided to restate the Funds’ impacted financial statements and financial highlights previously issued in connection with this report. Accordingly, the Funds are presenting a Statement of Cash Flows in the year ended March 31, 2013 and are restating the other impacted financial statements for the year ended March 31, 2013, as well as certain Financial Highlights information for the years ended March 31, 2013 and March 31, 2012. The following sets forth the line items affected by the restatements discussed above.

	Colorado Municipal Fund
	Previously Reported	As Restated	Previously Reported	As Restated
	2013	2013	2012	2012
Statement of operations:
Interest expense	$—	$411,526	$—	$149,762
Total operating expenses	669,116	1,080,642	504,316	654,078
Net investment income	3,957,947	3,546,421	3,233,923	3,084,161
Dividends and distributions to preferred shareholders	(411,526)	—	(149,762)	—
Net increase in net assets resulting from operations	5,551,721	5,551,721	10,729,534	10,729,534

	Previously Reported	As Restated	Previously Reported	As Restated
	2013	2013	2012	2012
Statement of changes in net assets:
Net investment income	$3,957,947	$3,546,421	$3,233,923	$3,084,161
Dividends and distributions to preferred shareholders	(411,526)	—	(149,762)	—
Net increase in net assets resulting from operations	5,551,721	5,551,721	10,729,534	10,729,534

2013
Statement of cash flows
Net Cash Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	$5,551,721
Adjustments to reconcile net increase (decrease) in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments	263,560
Amortization of offering costs for preferred shareholders	35,284
Purchase of investment securities	(8,066,552)
Proceeds from disposition of investment securities	7,836,556
Purchase from short-term investment securities, net	(200,000)
Net realized gain on investments	(89,011)
Net change in net unrealized appreciation (depreciation) of investments	(1,916,263)
Decrease in receivable for securities sold	578,544
Increase in interest receivable	(14,600)
Decrease in distributions payable	(278,134)
Decrease in interest payable	(883)
Increase in investment management fees payable	704
Increase in Trustees’ fees and expenses payable	15
Increase in other affiliates payable	559
Decrease in other accrued expenses	(15,584)

Total adjustments	(1,865,805)

Net cash provided by operating activities	3,685,916

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid to common shareholders	(3,816,472)

Net cash used for financing activities	(3,816,472)

Net decrease in cash	(130,556)
Cash at beginning of period	159,204

Cash at end of period	$28,648

Cash paid for interest on leverage	$412,409

(continues)	37

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

9. Restatement of Previously Issued Financial Statements (continued)

	Colorado Municipal Fund
	Previously Reported	As Restated	Previously Reported	As Restated
	2013	2013	2012	2012
Financial highlights:
Net investment income	$0.818	$0.733 [1]	$0.669	$0.638 [1]
Dividends and distributions to preferred stock from net investment income	(0.085)	—	(0.031)	—
Ratio of expenses to average net assets	0.89%	1.44%	0.73%	0.95%
Ratio of net investment income to average net assets applicable to common shares	5.27%	4.72%	4.68%	4.46%
Ratio of net investment income to average net assets applicable to common shares net of dividends to preferred shares	4.72%	—	4.46%	—

[1]	Net investment income includes amounts classified as interest expense rather than dividends paid to preferred shareholders from net investment income of $0.079 and $0.031 per share and from realized capital gains of $0.006 and $0.000 per share for the years ended March 31, 2013 and 2012, respectively.

	Minnesota Municipal Fund II
	Previously Reported	As Restated	Previously Reported	As Restated
	2013	2013	2012	2012
Statement of operations:
Interest expense	$—	$1,025,435	$—	$374,404
Total operating expenses	1,445,860	2,471,295	1,167,873	1,542,277
Net investment income	9,247,679	8,222,244	7,747,076	7,372,672
Dividends and distributions to preferred shareholders	(1,025,435)	—	(374,404)	—
Net increase in net assets resulting from operations	12,193,289	12,193,289	20,852,380	20,852,380

	Previously Reported	As Restated	Previously Reported	As Restated
	2013	2013	2012	2012
Statement of changes in net assets:
Net investment income	$9,247,679	$8,222,244	$7,747,076	$7,372,672
Dividends and distributions to preferred shareholders	(1,025,435)	—	(374,404)	—
Net increase in net assets resulting from operations	12,193,289	12,193,289	20,852,380	20,852,380

Minnesota Municipal Fund II
2013
Statement of cash flows
Net Cash Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	$12,193,289
Adjustments to reconcile net increase (decrease) in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments	942,409
Amortization of offering costs for preferred shareholders	48,664
Purchase of investment securities	(59,619,912)
Proceeds from disposition of investment securities	61,059,486
Net realized gain on investments	(2,208,657)
Net change in net unrealized appreciation (depreciation) of investments	(1,762,327)
Decrease in receivable for securities sold	3,949,772
Increase in interest receivable	(97,349)
Decrease in payable for securities purchased	(4,894,808)
Decrease in distributions payable	(661,536)
Decrease in interest payable	(2,208)
Increase in investment management fees payable	1,511
Increase in Trustees’ fees and expenses payable	34
Increase in other affiliates payable	977
Decrease in other accrued expenses	(15,209)

Total adjustments	(3,259,153)

Net cash provided by operating activities	8,934,136

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid to common shareholders	(8,398,632)

Net cash used for financing activities	(8,398,632)

Net increase in cash	535,504
Cash at beginning of period	(11,468)

Cash at end of period	$524,036

Cash paid for interest on leverage	$1,027,643

(continues)	39

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

9. Restatement of Previously Issued Financial Statements (continued)

	Minnesota Municipal Fund II
	Previously Reported	As Restated	Previously Reported	As Restated
	2013	2013	2012	2012
Financial highlights:
Net investment income	$0.804	$0.715 [1]	$0.673	$0.640 [1]
Dividends and distributions to preferred stock from net investment income	(0.089)	—	(0.033)	—
Ratio of expenses to average net assets	0.82%	1.40%	0.70%	0.93%
Ratio of net investment income to average net assets applicable to common shares	5.23%	4.65%	4.67%	4.44%
Ratio of net investment income to average net assets applicable to common shares net of dividends to preferred shares	4.65%	—	4.44%	—

[1]	Net investment income includes amounts classified as interest expense rather than dividends paid to preferred shareholders from net investment income of $0.084 and $0.033 per share and from realized capital gains of $0.005 and $0.000 per share for the years ended March 31, 2013 and 2012, respectively.

	National Municipal Fund
	Previously Reported	As Restated	Previously Reported	As Restated
	2013	2013	2012	2012
Statement of operations:
Interest expense	$—	$406,627	$—	$18,904
Total operating expenses	647,460	1,054,087	581,174	600,078
Net investment income	3,678,465	3,271,838	2,343,640	2,324,736
Dividends and distributions to preferred shareholders	(406,627)	—	(18,904)	—
Net increase in net assets resulting from operations	7,150,947	7,150,947	7,749,545	7,749,545

	Previously Reported	As Restated	Previously Reported	As Restated
	2013	2013	2012	2012
Statement of changes in net assets:
Net investment income	$3,678,465	$3,271,838	$2,343,640	$2,324,736
Dividends and distributions to preferred shareholders	(406,627)	—	(18,904)	—
Net increase in net assets resulting from operations	7,150,947	7,150,947	7,749,545	7,749,545

National Municipal Fund
2013
Statement of cash flows
Net Cash Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	$7,150,947
Adjustments to reconcile net increase (decrease) in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments	288,710
Amortization of offering costs for preferred shareholders	(185,102)
Purchase of investment securities	(57,084,937)
Proceeds from disposition of investment securities	39,709,982
Proceeds from short-term investment securities, net	23,200,000
Net realized gain on investments	(1,281,194)
Net change in net unrealized appreciation (depreciation) of investments	(2,597,893)
Increase in receivable for securities sold	(5,073)
Increase in interest receivable	(268,017)
Decrease in payable for securities purchased	(6,073,537)
Decrease in distributions payable	(203,781)
Increase in interest payable	14,589
Increase in investment management fees payable	6,220
Increase in Trustees’ fees and expenses payable	24
Decrease in other affiliates payable	(48,140)
Decrease in other accrued expenses	(48,502)

Total adjustments	(4,576,651)

Net cash provided by operating activities	2,574,296

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid to common shareholders	(2,762,350)

Net cash used for financing activities	(2,762,350)

Net decrease in cash	(188,054)
Cash at beginning of period	259,654

Cash at end of period	$71,600

Cash paid for interest on leverage	$392,038

(continues)	41

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

9. Restatement of Previously Issued Financial Statements (continued)

	National Municipal Fund
	Previously Reported	As Restated	Previously Reported	As Restated
	2013	2013	2012	2012
Financial highlights:
Net investment income	$0.812	$0.722 [1]	$0.535	$0.531 [1]
Dividends and distributions to preferred stock from net investment income	(0.090)	—	(0.004)	—
Ratio of expenses to average net assets	0.96%	1.56%	0.99%	1.02%
Ratio of net investment income to average net assets applicable to common shares	5.46%	4.86%	3.99%	3.96%
Ratio of net investment income to average net assets applicable to common shares net of dividends to preferred shares	4.86%	—	3.96%	—

[1]	Net investment income includes amounts classified as interest expense rather than dividends paid to preferred shareholders from net investment income of $0.090 and $0.004 per share for the years ended March 31, 2013 and 2012, respectively.

10. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2014 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Directors/Trustees and the Shareholders of

Delaware Investments Colorado Municipal Income Fund, Inc. and,

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Delaware Investments National Municipal Income Fund:

In our opinion, the accompanying individual statements of assets and liabilities, including the individual schedules of investments, and the related individual statements of operations, of changes in net assets and of cash flows, and the individual financial highlights present fairly, in all material respects, the individual financial position of Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments National Municipal Income Fund (hereafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2014, and each of their financial highlights for each of the four years in the period ended March 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These individual financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinions. The individual Funds’ financial highlights for the year ended March 31, 2010 were audited by other independent accountants whose report dated May 19, 2010 expressed an unqualified opinion on those statements.

As discussed in note 9, the individual Funds have restated their March 31, 2013 financial statements and the March 31, 2013 and March 31, 2012 financial highlights to correct errors.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 28, 2014

Other Fund information

(Unaudited)

Delaware Investments® Closed-End Municipal Bond Funds

Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2014, each Fund designates distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	(C) Long-Term Capital Gain Distributions (Tax Basis)	Total Distributions (Tax Basis)
Colorado Municipal Fund	0.02%	98.60%	1.38%	100.00%
Minnesota Municipal Fund II	5.12%	85.83%	9.05%	100.00%
National Municipal Fund	0.06%	99.94%	0.00%	100.00%

(A) (B) and (C) are based on a percentage of each Fund’s total distributions.

Fund management

Joseph R. Baxter

Senior Vice President, Head of Municipal Bond Department,

Senior Portfolio Manager

Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999 as head municipal bond trader, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Stephen J. Czepiel

Senior Vice President, Senior Portfolio Manager

Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Denise A. Franchetti, CFA

Vice President, Portfolio Manager, Senior Research Analyst

Denise A. Franchetti is a senior research analyst for the municipal bond department. Currently, she is responsible for following the airport, education, hotel, cogeneration, and cargo sectors for the group. In 2003, she was also named as portfolio manager on the tax-exempt closed-end funds in addition to her research duties. Prior to joining Delaware Investments in 1997 as a municipal bond analyst, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Franchetti received her bachelor’s degree and an MBA from La Salle University. She is a member of the Financial Analysts of Philadelphia.

Gregory A. Gizzi

Senior Vice President, Senior Portfolio Manager

Gregory A. Gizzi is a member of the firm’s municipal fixed income portfolio management team. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Board Consideration of Delaware Investments Colorado Municipal Income Fund, Inc.;

Delaware Investments National Municipal Income Fund; and Delaware Investments Minnesota Municipal Income Fund II, Inc.

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Advisory Agreements for Delaware Investments Colorado Municipal Income Fund, Inc.; Delaware Investments National Municipal Income Fund; and Delaware Investments Minnesota Municipal Income Fund II, Inc. (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (“DMC”) concerning, among other things, the nature, extent and quality of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Directors in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Lipper reports with independent legal counsel to the Independent Directors. The Board requested and received information regarding DMC’s

(continues)	45

Other Fund information

(Unaudited)

Delaware Investments® Closed-End Municipal Bond Funds

Board Consideration of Delaware Investments Colorado Municipal Income Fund, Inc.;

Delaware Investments National Municipal Income Fund; and Delaware Investments Minnesota Municipal Income Fund II, Inc. (continued)

policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to each Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of each Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for each Fund, compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of each Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past one-, three-, five- and ten-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for each Fund and the Board’s view of such performance.

Delaware Investments Colorado Municipal Income Fund, Inc. – The Performance Universe for the Fund consisted of the Fund and all leveraged closed-end other state municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the third quartile of its Performance Universe and the Fund’s total return for the five-and ten-year periods was in the fourth quartile of its Performance Universe. The Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the improved one-year performance result and numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and meet the Board’s performance objective.

Delaware Investments Minnesota Municipal Income Fund II, Inc. – The Performance Universe for the Fund consisted of the Fund and all leveraged closed-end other state municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five- and ten-year periods was in the fourth quartile of its Performance Universe. The Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Delaware Investments National Municipal Income Fund – The Performance Universe for the Fund consisted of the Fund and all leveraged closed-end general and insured municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five- and ten-year periods was in the fourth quartile of its Performance Universe. The Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the improved one-year performance result and numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and meet the Board’s performance objective.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board’s view of such expenses.

Delaware Investments Colorado Municipal Income Fund, Inc. – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was extremely satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group.

Delaware Investments Minnesota Municipal Income Fund II, Inc. – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was extremely satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group.

Delaware Investments National Municipal Income Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered the limited number of funds in the Expense Group. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. As closed-end funds, the Funds do not issue shares on a continuous basis. Each Fund’s assets increase only to the extent that the values of the underlying securities in the Fund increase. Accordingly, the Board determined that the Funds were not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

(continues)	47

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	70	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2007–2013)

INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present)	70	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	70	Director and Audit Committee Member – Hercules Technology Growth Capital, Inc.

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–July 2010)	70	Director–Hershey Trust Director and Audit Committee Member Community Health Systems

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	70	None

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (continued)
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer – Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) – University of Miami School of Business Administration	70	Trust Manager and Audit Committee Member – Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) PNC Financial Services Group	70	Director–HSBC Finance Corporation and HSBC North America Holdings Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President – Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	70	Director, Audit Committee Chair, Investment Committee Member, and Governance Committee Member Okabena Company Chair – 3M Investment Management Company (2005–2012)

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	70	Director and Compensation Committee Member Investor Analytics Director – P/E Investments

(continues)	49

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000– May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	70	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	70	None[3]

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005– February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	70	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	70	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

This annual report is for the information of Delaware Investments® Closed-End Municipal Bond Funds shareholders. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Funds may, from time to time, purchase shares of their common stock on the open market at market prices.

Board of directors/trustees

Patrick P. Coyne

Chairman, President, and

Chief Executive Officer

Delaware Investments Family of Funds

Philadelphia, PA

Thomas L. Bennett

Private Investor

Rosemont, PA

Joseph W. Chow

Former Executive Vice President

State Street Corporation Brookline, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment Officer

Assurant, Inc.

Philadelphia, PA

Frances A. Sevilla-Sacasa

Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Corporation

St. Paul, MN

J. Richard Zecher

Founder

Investor Analytics

Scottsdale, AZ

Affiliated officers

David F. Connor

Senior Vice President, Deputy General

Counsel, and Secretary

Delaware Investments Family of Funds

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Investments Family of Funds

Philadelphia, PA

David P. O’Connor

Executive Vice President, General Counsel

and Chief Legal Officer

Delaware Investments Family of Funds

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Investments Family of Funds

Philadelphia, PA

Investment manager

Delaware Management Company, a series

of Delaware Management Business Trust

Philadelphia, PA

Principal office of the Funds

2005 Market Street

Philadelphia, PA 19103-7057

Independent registered public accounting firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

For securities dealers and financial institutions representatives

800 362-7500

Website

delawareinvestments.com

Delaware Investments is the marketing
name of Delaware Management Holdings,
Inc. and its subsidiaries.

Number of recordholders as of

March 31, 2014

Colorado Municipal Income Fund	80
Minnesota Municipal Income Fund II	419
National Municipal Income Fund	98

Your reinvestment options

Each of the Funds offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Funds’ website at delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Joseph W. Chow
     Lucinda S. Landreth1
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,535 for the fiscal year ended March 31, 2014.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $15,980 for the fiscal year ended March 31, 2013.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2014.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended March 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2013.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $565,000 for the registrant’s fiscal year ended March 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, reporting up and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,000 for the fiscal year ended March 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,090 for the fiscal year ended March 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2014.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2013.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,090,937 and $10,584,953 for the registrant’s fiscal years ended March 31, 2014 and March 31, 2013, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Joseph W. Chow, Lucinda S. Landreth, Frances A. Sevilla-Sacasa and Janet L. Yeomans.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser(s) (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), which is a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at www.delawareinvestments.com; and (ii) on the Commission’s website at www.sec.gov.

     The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2014, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2013.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Joseph R. Baxter
Registered Investment	17	$4.6 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	50	$2.9 billion	0	$0
Stephen J. Czepiel
Registered Investment	17	$4.6 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	38	$2.9 billion	0	$0
Denise A. Franchetti
Registered Investment	3	$431.9 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	2	Under $1 million	0	$0
Gregory A. Gizzi
Registered Investment	17	$4.6 billion	0	$0
Companies
Other Pooled	1	$61.1 million	0	$0
Investment Vehicles
Other Accounts	55	$3.0 billion	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio’s manager’s compensation consists of the following:

     Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Lipper or Morningstar peer group percentile ranking on a one, three-, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

     Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

     The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

     Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

     Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
As of April 30, 2014, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE INVESTMENTS® NATIONAL MUNICIPAL INCOME FUND

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	June 4, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	June 4, 2014

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 4, 2014